Exhibit 99.1

                            [Letterhead of Company]

   CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          In connection with Amendment No. 1 to the Quarterly Report of Internap Network Services Corporation (the "Company") on Form 10-Q/A for the period ending September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Gregory A. Peters, President and Chief Executive Officer of the Company, certify that pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002:

          (1) The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/      Gregory A. Peters

Gregory A. Peters
President & Chief Executive Officer
January 9, 2003